UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2006 (May 10, 2006)

HALLADOR PETROLEUM COMPANY
(Exact Name of Registrant as specified in Charter)

0-14731
(Commission File Number)

COLORADO (State of incorporation)	84-1014610 (IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver, Colorado (Address of principal executive offices)	80264-2701 (Zip Code)

Issuer's telephone number: 303.839.5504	Fax: 303.832.3013

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 10, 2006, Hallador Petroleum Company completed the sale of its 65,263 acre Albany Shale Gas Lease Play in Western Kentucky, to Approach Oil and Gas Inc.,  located in Fort Worth, Texas, for $3,393,000 cash.

A copy of the Purchase and Sale Agreement is filed as Exhibit 1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLADOR PETROLEUM COMPANY

Date: May 11, 2006	By: /S/VICTOR P. STABIO
Victor P. Stabio
Chief Executive Officer and President

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

10.1	PURCHASE AND SALE AGREEMENT dated May 10, 2006, is made by and between Hallador Petroleum Company, a Colorado corporation (“Seller”), and Approach Oil & Gas Inc., a Delaware corporation (“Buyer”).